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                                                   PRICEWATERHOUSECOOPERS LLP
                                                   CHARTERED ACCOUNTANTS
                                                   111 5th Avenue SW, Suite 3100
                                                   Calgary, Alberta
                                                   Canada T2P 5L3
                                                   Telephone +1 (403) 509 7500
                                                   Facsimile +1 (403) 781 1825
                                                   Direct Tel. (403) 509-7531



The Board of Directors of PrimeWest Energy Inc.



We hereby consent to the reference in the Registration Statement of PrimeWest Energy Trust on Form 40-F to:

         o        Our firm name;

         o Our audit report dated March 16, 2001, except for note 12, which is as of March 29, 2001 included in the PrimeWest Energy Trust Annual Report for the year ended December 31, 2000 and incorporated by reference in the PrimeWest Energy Trust Renewal Annual Information Form for the year ended December 31, 2000, dated May 14, 2001;

         o Our audit report dated March 1, 2002, included in the PrimeWest Energy Trust Annual Report for the year ended December 31, 2001 and incorporated by reference in the PrimeWest Energy Trust Renewal Annual Information Form for the year ended December 31, 2001, dated April 29, 2002;

         o Our U.S. - Canada GAAP reconciliation report dated March 1, 2002 included in the PrimeWest Energy Trust Annual Information Form for the year ended December 31, 2001, dated April 29, 2002.



(signed) "PricewaterhouseCoopers LLP"

Chartered Accountants

November 11, 2002


PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.